EXECUTION VERSION

EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 18, 2009, by and among PETROLEUM DEVELOPMENT CORPORATION (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of November 4, 2005 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects and the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Additional Definitions.  Section 1.01 of the Credit Agreement shall be and it hereby is amended by inserting the following definitions in appropriate alphabetical order:

“Eighth Amendment Effective Date” means December 18, 2009.

“Excluded Hedges” means, collectively, Swap Agreements that (i) are basis differential only swaps for volumes of Natural Gas included under other Swap Agreements permitted by Section 7.05(a), (ii) are a hedge of volumes of Crude Oil or Natural Gas by means of a price “floor” for which there exists no deferred obligation to pay the related premium or other purchase price or the only deferred obligation is to either pay the premium or other purchase price on each settlement date so long as such settlement date occurs at least monthly, or pay the financing for such premium or other purchase price, or (iii) for purposes of determining compliance with clause (y) of Section 7.05(a) only, are volumes of Crude Oil and Natural Gas included in Allocated Partnership Volumes.

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1.2 Amended Definitions.  The following definition in Section 1.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

“Net Cash Proceeds” means, (i) with respect to the sale of Borrowing Base Properties (including Attributed Interests and Equity Interests of any Restricted Subsidiary) by the Borrower or any Restricted Subsidiary (or Sponsored Partnership with respect to Attributed Interests), the excess, if any, of (a) the sum of cash and cash equivalents received in connection with such sale, but only as and when so received, over (b) the sum of (1) the principal amount of any Indebtedness that is secured by such asset and that is required to be repaid in connection with the sale thereof (other than the Loans), and (2) the out-of-pocket expenses incurred by the Borrower or such Restricted Subsidiary (or Sponsored Partnership with respect to Attributed Interests) in connection with such sale and (ii) with respect to any issuance of Senior Notes, the cash proceeds from such issuance of Senior Notes net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses.

1.3 Mandatory Prepayment of Loans.  Clause (b) of Section 2.11 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(b)           If the Borrower or any Restricted Subsidiary (or any Sponsored Partnership with respect to Attributed Interests) sells, exchanges, transfers or otherwise disposes of any Borrowing Base Properties (whether pursuant to a sale, exchange, transfer or other disposition of Equity Interests of a Restricted Subsidiary permitted pursuant to Section 7.03(a) or otherwise) at any time a Borrowing Base Deficiency exists or if after giving effect to such sale, exchange, transfer or disposition a Borrowing Base Deficiency would exist, the Borrower shall prepay the Borrowings with the Net Cash Proceeds received from such sale, exchange, transfer or other disposition on the date it or any Restricted Subsidiary (or any Sponsored Partnership with respect to Attributed Interests) receives such Net Cash Proceeds to the extent necessary to eliminate such Borrowing Base Deficiency after giving effect to such sale, exchange, transfer or other disposition, or, in the case of any exchange of Borrowing Base Properties for other Oil and Gas Interests, take all actions reasonably necessary to cause such Oil and Gas Interests received in such exchange to become additional security for the Obligations by instruments satisfactory in form and substance to the Required Lenders; provided, however that amounts applied to the payment of Borrowings pursuant to this Section may be reborrowed subject to and in accordance with the terms of this Agreement.

1.4 Fundamental Changes.  Clause (a) of Section 7.03 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(a)           The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets, or any of its Borrowing Base Properties (or permit any Sponsored Partnership to sell, transfer, lease or

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otherwise dispose of any Attributed Interests included in the Borrowing Base Properties) or any of the Equity Interests of any Restricted Subsidiary or any Sponsored Partnership that holds title to any Attributed Interest (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, the Borrower, any Restricted Subsidiary or any Sponsored Partnership may sell Hydrocarbons produced from its Oil and Gas Interests in the ordinary course of business and, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Restricted Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving entity, (ii) any Restricted Subsidiary may merge into any other Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary, (iii) any Restricted Subsidiary or any Sponsored Partnership may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Restricted Subsidiary, (iv) any Restricted Subsidiary or Sponsored Partnership may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower (or in the case of any Sponsored Partnership the best interest of the holders of the Equity Interests of such Sponsored Partnership) and is not materially disadvantageous to the Lenders, (v) the Borrower, any Restricted Subsidiary or any Sponsored Partnership may sell, transfer, lease or otherwise dispose of equipment and related items in the ordinary course of business, that are obsolete or no longer necessary in the business of the Borrower or any of its Subsidiaries or that is being replaced by equipment of comparable value and utility, (vi) the Borrower, any Restricted Subsidiary or any Sponsored Partnership may sell, transfer, lease or otherwise dispose of Borrowing Base Properties with a value not to exceed, in the aggregate, 10% of the Borrowing Base for the Borrower and the Restricted Subsidiaries, on a consolidated basis, between Scheduled Redeterminations, (vii) so long as no Borrowing Base Deficiency exists or would exist after giving effect to any such sale, transfer, exchange or other disposition, the Borrower, the Restricted Subsidiaries and the Sponsored Partnerships may sell, transfer, exchange or otherwise dispose of Borrowing Base Properties not otherwise permitted by the foregoing clause (vi) (whether pursuant to a sale, transfer, exchange or other disposition of all, but not less than all, of the Equity Interests of any Restricted Subsidiary or otherwise); provided that (1) the consideration received in respect of such sale, transfer, exchange or other disposition shall be equal to or greater than the fair market value of the Oil and Gas Interests subject to such sale, transfer, exchange or other disposition (as reasonably determined in good faith by the board of directors of the Borrower and, if requested by the Administrative Agent, the Borrower shall deliver to the Administrative Agent a certificate of its chief financial officer or president certifying to that effect), (2) at least 90% of the consideration received by the Borrower, any Restricted Subsidiary or any Sponsored Partnership in respect of any such sale, transfer, exchange or other disposition is cash, cash equivalents, Oil and Gas Interests or

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other assets to be used by the Borrower, any Restricted Subsidiary or such Sponsored Partnership in the oil and gas business and (3) an amount equal to that portion of the Net Cash Proceeds received from such sale, transfer, exchange or other disposition necessary to eliminate any Borrowing Base Deficiency is used to prepay the Loans in accordance with Section 2.11(b) and the remainder, if any, is used, within one year of the date of such sale, transfer, exchange or other disposition, to (x) acquire property and assets used or useful in carrying on the business of the Borrower, any Restricted Subsidiaries and such Sponsored Partnership or to improve or replace any such property or assets, or (y) in the case of any sale, transfer, exchange or other disposition of Borrowing Base Properties (including Equity Interests of any Restricted Subsidiary held by any Restricted Subsidiary) by any Restricted Subsidiary or any Sponsored Partnership, to make a dividend or distribution to the direct holders of its Equity Interests, and (viii) on the Marcellus JV Contribution Date the Borrower and the Restricted Subsidiaries may contribute, transfer or assign the Marcellus Properties and the Equity Interests of PA PDC, LLC to PDC Mountaineer in accordance with the Marcellus JV Contribution Agreement so long as the Borrower complies with the provisions of Section 3.08 in connection with such contribution, transfer or assignment.

1.5 Swap Agreements.  Clause (a) of Section 7.05 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(a)           hedge or mitigate Crude Oil and Natural Gas price risks to which the Borrower, any Restricted Subsidiary or any Sponsored Partnership has actual exposure (whether or not treated as a hedge for accounting purposes under GAAP); provided that at the time the Borrower (whether on its own behalf or on behalf of any Sponsored Partnership), any Restricted Subsidiary or any Sponsored Partnership enters into any such Swap Agreement, such Swap Agreement (i) in the case of any Swap Agreement entered into on or after the Eighth Amendment Effective Date, does not have a term greater than forty-eight (48) months from the date such Swap Agreement is entered into, and (ii) when aggregated with all other Swap Agreements then in effect would not cause the aggregate notional volume per month for each of Crude Oil and Natural Gas, calculated separately, under all Swap Agreements then in effect (other than Excluded Hedges) to exceed, as of the date such Swap Agreement is executed, either (x) eighty percent (80%) of the “forecasted production from proved producing reserves” (as defined below) of the Borrower, the Restricted Subsidiaries, and the Sponsored Partnerships, taken as a whole, or (y) eighty percent (80%) of the “forecasted production from proved producing reserves” of the Borrower and the Restricted Subsidiaries (including the Attributed Interests), in each case, for any month during the forthcoming forty-eight (48) month period; and

1.6 Notices.  Subclause (ii) of Section 11.01(a) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

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(ii)           if to the Administrative Agent or Issuing Bank, to JPMorgan Chase Bank, N.A., Mail Code IL1-0010, 10 South Dearborn, Floor 07, Chicago, Illinois, 60603-2003, Telecopy No.: (312) 385-7096, Attention: Claudia A. Kech, with a copy to JPMorgan Chase Bank, N.A., Mail Code TX2-S038, 712 Main Street, 8th Floor, Houston, Texas 77002, Telecopy No. (713) 216-7770, Attention:  Jo Linda Papadakis;

1.7 Waivers; Amendments.  Subclause (7) of Section 11.02(b) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(7) except in connection with any sales, transfers, leases or other dispositions permitted in Section 7.03, release any Credit Party from its obligations under the Loan Documents or release any of the Collateral without the written consent of each Lender, or

1.8 Amendment to Schedules.  Schedule 2.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Schedule 2.01 attached hereto.

SECTION 2. New Lenders and Reallocation of Revolving Commitments and Loans.  The Lenders have agreed among themselves to reallocate their respective Revolving Commitments and to, among other things, allow certain financial institutions identified by J.P. Morgan Securities, Inc., in its capacity as a Joint Lead Arranger (in such capacity “J.P. Morgan”), in consultation with the Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Aggregate Revolving Commitment, and Administrative Agent and the Borrower hereby consent to such reallocation and each New Lender’s acquisition of an interest in the Aggregate Revolving Commitment.  On the date this Amendment becomes effective and after giving effect to such reallocation of the Aggregate Revolving Commitment, the Revolving Commitment of each Lender shall be as set forth on Schedule 2.01 of this Amendment.  With respect to such reallocation, each New Lender shall be deemed to have acquired the Revolving Commitment allocated to it from each of the other Lenders and such acquisition and the reallocation of the Aggregate Revolving Commitment among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if such New Lender and the other Lenders had executed an Assignment and Assumption with respect to such reallocation.  The Borrower and Administrative Agent hereby consent to such assignment to the New Lenders.  The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 2.  To the extent requested by any Lender, and in accordance with Section 2.16 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by the Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 2.

SECTION 3. Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment shall each be effective upon the satisfaction of each of the conditions set

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forth in this Section 3.

3.1 Execution and Delivery.  Each Credit Party, the Lenders, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.

3.2 No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3 Fees.  The Borrower, the Administrative Agent and J.P. Morgan shall have executed and delivered a fee letter in connection with this Amendment, and the Administrative Agent and J.P. Morgan shall have received the fees separately agreed upon in such fee letter.

3.4 Governmental Approvals.  All governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with the financing contemplated by the Credit Agreement, as amended to date, and by this Amendment and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect.

3.5 Notes.  Borrower shall have executed and delivered a promissory note to each New Lender that has requested a promissory note in accordance with Section 2.09(e) of the Credit Agreement.

3.6 Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 4. Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

4.1 Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments contained herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date).

4.2 Corporate Authority; No Conflicts.  The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party.

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4.3 Enforceability.  This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.4 No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.5 Swap Agreements.  As of the date hereof, no Credit Party is a party to any Swap Agreement which has a term beyond December 31, 2013.

SECTION 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2 Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3 Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4 Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5 Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

5.6 Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

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5.7 Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of Illinois.

[Remainder of Page Intentionally Blank.  Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:
PETROLEUM DEVELOPMENT CORPORATION

By:    /s/ Darwin L. Stump
Name: Darwin L. Stump
Title:   Vice President Accounting Operations

GUARANTORS:

RILEY NATURAL GAS COMPANY

By:  /s/ Darwin L. Stump
Name: Darwin L. Stump
Title:   Treasurer

UNIOIL

By: /s/ Darwin L. Stump
Name: Darwin L. Stump
Title:   President

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Signature Page

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Illinois)), as Administrative Agent and as a Lender

By:      /s/ JoLinda Papadakis
Name:  JoLinda Papadakis
Title:    Vice President

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BNP PARIBAS,
as a Lender and as Syndication Agent

By:     /s/ Doug Liftman
Name:  Doug Liftman
Title:    Managing Director

By:    /s/ Betsy Jocher
Name:  Betsy Jocher
Title:    Director

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BANK OF AMERICA, N.A., as a Lender
and as a Co-Documentation Agent

By:       /s/ Christen A. Lacey
Name:  Christen Lacey
Title:    Principal

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CALYON NEW YORK BRANCH,
as a Lender and as a Co-Documentation Agent

By:   /s/ Mark A. Roche
Name:  Mark A. Roche
                   Title:  Managing Director

By:  /s/ Sharada Manne
Name: Sharada Manne
Title:   Director

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BANK OF MONTREAL, as a Lender
and as a Co-Documentation Agent

By:       /s/ Gumaro Tijerina
Name:  Gumaro Tijerina
Title:    Director

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WACHOVIA BANK, N.A., as a Lender

By:        /s/ Oleg Kogan
Name:   Oleg Kogan
Title:     Vice President

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COMPASS BANK (as successor in interest to GUARANTY BANK, FSB), as a Lender

By:        /s/ Kathleen Bowen
Name:   Kathleen J. Bowen
Title:     Senior Vice President

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THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:      /s/ Matthew Main
Name:  Matthew Main
Title:    Managing Director

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BANK OF OKLAHOMA, as a Lender

By:        /s/ Wes Webb
Name:   Wes Webb
Title:       Senior Vice President

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COMPASS BANK,
as a Lender

By:      /s/ Kathleen J. Bowen
Name:  Kathleen J. Bowen
Title:    Senior Vice President

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THE BANK OF NOVA SCOTIA,
as a Lender

By:       /s/ James Forward
Name:  James Forward
Title:    Managing Director

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TEXAS CAPITAL BANK, N.A.
as a Lender

By:       /s/ W. David McCarver IV
Name:  W. David McCarver IV
Title:     Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:      /s/ Bruce E. Hernandez
Name:   Bruce E. Hernandez
Title:     Vice President

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SCHEDULE 2.01
Applicable Percentages and Revolving Commitments

Lender	Title	Applicable Percentage	Revolving Commitment1
JPMorgan Chase Bank , N.A. Mail Code IL1-0010 10 South Dearborn, Floor 07 Chicago, Illinois 60603-2003 Attention: Claudia A. Kech Telephone: (312) 385-7041 Facsimile: (312) 385-7096 claudia.kech@jpmchase.com With a copy to: JPMorgan Chase Bank, N.A. Mail Code TX2-S038 712 Main Street Houston, TX 77002 Attention: Jo Linda Papdakis Telephone: (713) 216-7743 Facsimile: (713) 216-7770 Jo.l.papadakis@jpmorgan.com	Administrative Agent and a Lender	9.83606557%	$30,000,000.00
BNP Paribas 1200 Smith Street, Suite 3100 Houston, TX 77002 Attention: Douglas R. Liftman Telephone: (713) 982-1154 Facsimile: (713) 659-6915 doug.liftman@americas.bnpparibas.com	Syndication Agent and a Lender	9.83606557%	$30,000,000.00
Bank of America, N.A. 100 Federal Street Boston, MA 02110 Mail Stop MA5-100-09-01 Attention: Christopher T. Renyi Telephone: (617) 434-2079 Facsimile: (617) 434-5818 christopher.t.renyi@baml.com	Co-Documentation Agent and a Lender	9.83606557%	$30,000,000.00
Calyon New York Branch 1301 Travis, Suite 2100 Houston, Texas 77002 Attention: Mark Roche Telephone: (713) 890-8617 Facsimile: (713) 890-8668 mark.roche@us.calyon.com	Co-Documentation Agent and a Lender	9.83606557%	$30,000,000.00

1As of the Eighth Amendment Effective Date, as such amount may be (a) reduced from time to time pursuant to Section 2.02, (b) increased from time to time as a result of changes in the Aggregate Revolving Commitment pursuant to Section 2.03, (c) reduced or increased from time to time as a result of changes to the Borrowing Base pursuant to Article III and (d) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.04.

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Schedule 2.01

Lender	Title	Applicable Percentage	Revolving Commitment2
Bank of Montreal 700 Louisiana, Suite 4400 Houston, Texas 77002 Attention: Gumaro Tijerina Telephone: (713) 546-9744 Facsimile: (713) 223-4007 gumaro.tijerina@bmo.com with a copy to: Bank of Montreal 1st Canadian Place, 19th Floor Toronto, Ontario Canada M5X 1A1 Attention: Maria Tan Telephone: (416) 867-6983 Facsimile: (416) 867-4050 maria.tan@bmo.com	Co-Documentation Agent and Lender	9.83606557%	$30,000,000.00
The Royal Bank of Scotland plc 101 Park Avenue, 6th Floor New York, New York 10178 Attention: Jacob Abraham Telephone: (212) 401-3563 Facsimile: (212) 401-1494 jacob.abraham@rbs.com with a copy to: The Royal Bank of Scotland plc 600 Travis Street, Suite 6500 Houston, Texas 77002 Attention: Matthew Main Telephone: (713) 221-2400 Facsimile: (713) 221-2428 matthew.main@rbs.com	Lender	9.83606557%	$30,000,000.00
The Bank of Nova Scotia 711 Louisiana, Suite 1400 Houston, Texas 77002-2716 Attention: Sandra Aultman Telephone: (713) 759-3428 Facsimile: (713) 752-2425 sandra_aultman@scotiacapital.com	Lender	9.83606557%	$30,000,000.00
Wachovia Bank, N.A. 1700 Lincoln St., Suite 600 Denver, Colorado 80203 Attention: Oleg Kogan Telephone: (303) 863-5367 Facsimile: (303) 863-5196 Email: oleg.kogan@wellsfargo.com	Lender	6.55737705%	$20,000,000.00

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Schedule 2.01

Lender	Title	Applicable Percentage	Revolving Commitment3
Guaranty Bank, FSB 8333 Douglas Avenue Dallas, Texas 75225 Attention: Charlotte McLain Telephone: (214) 360-4883 Facsimile: (214) 360-1938 charlotte.mclain@guarantybank.com	Lender	5.37704918%	$16,400,000.00
Compass Bank 24 Greenway Plaza, Suite 1400A Houston, Texas 77046 Attention: Kathy Bowen Telephone: (713) 968-8273 Facsimile: (713) 968-8292 Kathy.bowen@compassbank.com with a copy to: Compass Bank 24 Greenway Plaza, Suite 1400A Houston, Texas 77046 Attention: Stacey R. Box Telephone: (713) 993-8580 Facsimile: (713) 968-8292 Stacey.box@compassbank.com	Lender	4.45901639%	$13,600,000.00
Texas Capital Bank One Riverway, Suite 2450 Houston, Texas 77056 Attention: W. David McCarver IV Telephone: (713) 439-5659 Facsimile: (713) 439-5942 david.mccarver@texascapitalbank.com	Lender	4.91803279%	$15,000,000.00
Bank of Oklahoma P.O. Box 2300 Tulsa, Oklahoma 74192 Attention: Wes Webb Telephone: (918) 588-6981 Facsimile: (918) 588-6880 wwebb@bokf.com with a copy to: Bank of Oklahoma 1500 S. Midwest Blvd Midwest City, OK 73110 Attention: Sherry Ray Telephone: (405) 736-8947 Facsimile: (405) 272-4644 seray@bokf.com	Lender	4.91803279%	$15,000,000.00

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Schedule 2.01

Lender	Title	Applicable Percentage	Revolving Commitment4
U.S. Bank National Association 950 17th Street, 8th Floor, DN-CO-T8E Attention: Bruce Hernandez Telephone: (303) 585-4117 Facsimile: (303) 585-4362 bruce.hernandez@usbank.com	Lender	4.91803279%	$15,000,000.00
TOTAL		100.0000000%	$305,000,000

Eighth Amendment to
Amended and Restated Credit Agreement
65345478
Schedule 2.01